Exhibit 10.1.1

Execution Version

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT (“Agreement”) dated as of March 10, 2017 (the “Effective Date”) is among Penn Virginia Holding Corp., a Delaware corporation (the “Borrower”), Penn Virginia Corporation, a Virginia corporation (the “Parent”), the subsidiaries of the Borrower party hereto (together with the Parent, each a “Guarantor” and collectively, the “Guarantors”), the Lenders (as defined below) party hereto, and Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders and as issuing lender (in such capacity, the “Issuing Lender”).

RECITALS

A.    The Parent, the Borrower, the Administrative Agent, the Issuing Lender, and the financial institutions party thereto from time to time, as lenders (the “Lenders”) are parties to that certain Credit Agreement dated as of September 12, 2016 (as amended, restated, amended and restated, or otherwise modified from time to time, the “Credit Agreement”).

B.    The Borrower has requested that the Lenders amend the Credit Agreement as provided herein and subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.    Defined Terms. As used in this Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

Section 2.    Other Definitional Provisions. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (e) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (f) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. Titles and captions of Articles, Sections and subsections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.

Section 3.    Amendments to Credit Agreement.

(a)    Section 1.01 (Certain Defined Terms) of the Credit Agreement is hereby amended by adding the following new definition in the appropriate alphabetical order therein:

“Zero Balance Account” means a zero balance account of a Loan Party maintained by Bank of America, N.A. (or any other financial institution with the consent of the Administrative Agent, such consent not to be unreasonably withheld or delayed); provided that, (a) such account must have the zero balance function active at all times, (b) no Loan Party may have the ability to disable the zero balance function on such account, and (c) such account may not contain a balance of more than $0 for more than twenty four hours (for the avoidance of doubt, (i) zero balance accounts shall be considered Deposit Accounts and (ii) should any Deposit Account fail to meet any of the requirements in the foregoing proviso, then such Deposit Account shall cease to be a Zero Balance Account at such time and shall be subject to the applicable requirements of Section 6.26).

(b)    Section 6.26 (Deposit Accounts; Securities Accounts) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Section 6.26 Deposit Accounts; Securities Accounts. No Loan Party shall, nor shall it permit any of its Subsidiaries that is a Loan Party to, (a) maintain deposit accounts with any Person other than a Lender and which is subject to Account Control Agreements, or (b) maintain securities accounts that are not subject to Account Control Agreements; provided that, the requirements of the foregoing Section 6.26(a) shall not apply to (i) deposit accounts holding exclusively Excluded Funds (other than Cash Collateral Accounts), (ii) deposit accounts and securities accounts to the extent, and only to the extent, constituting “Excluded Collateral” under Section 2.1(b)(v) or Section 2.1(b)(vi) of the Security Agreement, (iii) petty cash accounts with an amount not to exceed $250,000 in the aggregate, and (iv) only as to the requirement regarding Account Control Agreements, the Zero Balance Accounts; provided, however, (A) in the event any Loan Party acquires any deposit account or securities account pursuant to an Acquisition, such Loan Party shall have thirty (30) days from the date of such Acquisition (or such later date as the Administrative Agent may agree to in its sole discretion) to deliver to the Administrative Agent an Account Control Agreement therefor, and (B) as to any deposit accounts or securities accounts held with Bank of America, N.A. on the Closing Date, such Loan Party shall have thirty (30) days from the Closing Date (or such later date as the Administrative Agent may agree to in its sole discretion) to deliver to the Administrative Agent the Account Control Agreements therefor. Holdings and the Borrower, for itself and on behalf of its Subsidiaries that are Loan Parties, hereby authorizes the Administrative Agent to deliver notices to the depositary banks and securities intermediaries pursuant to any Account Control Agreement under any one or more of the following circumstances: (i) following the occurrence of and during the continuation of an Event of Default, (ii) if the Administrative Agent reasonably believes that a requested transfer by Holdings, the Borrower or any Subsidiary, as applicable, is a request to transfer any funds from any account to any other account of Holdings, the Borrower or any Subsidiary that is not permitted under this Section 6.26, (iii) as otherwise agreed to in writing by Holdings, the Borrower or any Subsidiary, as applicable, and (iv) as otherwise permitted by applicable Legal Requirement.

(c)    The Credit Agreement is hereby amended by replacing the words “deposit account” and “deposit accounts” wherever they appear with the words “Deposit Account” or “Deposit Accounts”, as applicable.

2

Section 4.    Representations and Warranties. Each Loan Party hereby represents and warrants that:

(a)    after giving effect hereto, the representations and warranties contained in Article IV of the Credit Agreement and the representations and warranties contained in the Security Instruments, the Guaranty, and each of the other Loan Documents are true and correct in all material respects (unless already qualified by materiality or Material Adverse Change in the text thereof, in which case, such representations and warranties shall be true and correct in all respects) on and as of the date hereof, as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case it shall have been true and correct in all material respects (unless already qualified by materiality or Material Adverse Change in the text thereof, in which case, such representations and warranties shall be true and correct in all respects) as of such earlier date;

(b)    after giving effect hereto, no Default or Event of Default has occurred and is continuing;

(c)    the execution, delivery and performance of this Agreement by such Loan Party are within its corporate, partnership, or limited liability company power and authority, as applicable, and have been duly authorized by all necessary corporate, partnership, or limited liability company action, as applicable;

(d)    this Agreement constitutes the legal, valid and binding obligation of such Loan Party enforceable in accordance with its terms, except as limited by applicable Debtor Relief Laws affecting the rights of creditors generally and general principles of equity whether applied by a court of law or equity;

(e)    there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Agreement;

(f)    the Collateral is unimpaired by this Agreement and the Loan Parties have granted to the Administrative Agent an Acceptable Security Interest in the Collateral covered by the Security Instruments and such Liens are not subject to avoidance, subordination, recharacterization, recovery, attack, offset, counterclaim, or defense of any kind; and

(g)    as of the Effective Date, no action, suit, investigation or other proceeding by or before any arbitrator or any Governmental Authority is threatened or pending and no preliminary or permanent injunction or order by a state or federal court has been entered in connection with this Agreement or any other Loan Document.

Section 5.    Conditions to Effectiveness. This Agreement shall become effective on the Effective Date and enforceable against the parties hereto upon the occurrence of the following conditions which may occur prior to or concurrently with the closing of this Agreement:

(a)    The Administrative Agent shall have received this Agreement executed by duly authorized officers of the Parent, the Borrower, each Guarantor, the Administrative Agent, and the Lenders constituting the Majority Lenders; and

(b)    The Borrower shall have paid all fees and expenses of the Administrative Agent’s outside legal counsel pursuant to all invoices presented for payment prior to the Effective Date.

Section 6.    Acknowledgments and Agreements.

3

(a)    Each Loan Party acknowledges that on the date hereof all outstanding Obligations are payable in accordance with their terms and each Loan Party waives any defense, offset, counterclaim or recoupment (other than a defense of payment or performance) with respect thereto.

(b)    The Parent, Borrower, each Guarantor, the Administrative Agent, the Issuing Lender, and each Lender party hereto does hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, is and remains in full force and effect, and acknowledge and agree that their respective liabilities and obligations under the Credit Agreement, as amended hereby, the Guaranty, and the other Loan Documents, are not impaired in any respect by this Agreement.

(c)    Nothing herein shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Loan Documents, (ii) any of the agreements, terms or conditions contained in any of the Loan Documents, (iii) any rights or remedies of the Administrative Agent or any Lender with respect to the Loan Documents, or (iv) the rights of the Administrative Agent, the Issuing Lender, or any Lender to collect the full amounts owing to them under the Loan Documents.

(d)    From and after the Effective Date, all references to the Credit Agreement and the Loan Documents shall mean the Credit Agreement and such Loan Documents, as amended by this Agreement. This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents.

Section 7.    Reaffirmation of Security Instruments. Each Loan Party (a) reaffirms the terms of and its obligations (and the security interests granted by it) under each Security Instrument to which it is a party, and agrees that each such Security Instrument will continue in full force and effect to secure the Secured Obligations as the same may be amended, supplemented, or otherwise modified from time to time, and (b) acknowledges, represents, warrants and agrees that the Liens and security interests granted by it pursuant to the Security Instruments are valid, enforceable and subsisting and create a security interest to secure the Secured Obligations.

Section 8.    Reaffirmation of the Guaranty. Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Guaranteed Obligations (as defined in the Guaranty), as such Guaranteed Obligations may have been amended by this Agreement, and its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by such Guarantor under the Guaranty, in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement or any of the other Loan Documents.

Section 9.    Release. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Loan Party hereby, for itself and its successors and assigns, fully and without reserve, releases, acquits, and forever discharges each Secured Party, its respective successors and assigns, officers, directors, employees, representatives, trustees, attorneys, agents and affiliates (collectively the “Released Parties” and individually a “Released Party”) from any and all actions, claims, demands, causes of action, judgments, executions, suits, debts, liabilities, costs, damages, expenses or other obligations of any kind and nature whatsoever, direct and/or indirect, at law or in equity, whether now existing or hereafter asserted, whether absolute or contingent, whether due or to become due, whether disputed or undisputed, whether known or unknown (INCLUDING, WITHOUT LIMITATION, ANY OFFSETS, REDUCTIONS, REBATEMENT, CLAIMS OF USURY OR CLAIMS WITH RESPECT TO THE NEGLIGENCE OF ANY RELEASED PARTY) (collectively, the “Released Claims”), for or because of any matters

4

or things occurring, existing or actions done, omitted to be done, or suffered to be done by any of the Released Parties, in each case, on or prior to the Effective Date and are in any way directly or indirectly arising out of or in any way connected to any of this Agreement, the Credit Agreement, any other Loan Document, or any of the transactions contemplated hereby or thereby (collectively, the “Released Matters”). Each Loan Party, by execution hereof, hereby acknowledges and agrees that the agreements in this Section 9 are intended to cover and be in full satisfaction for all or any alleged injuries or damages arising in connection with the Released Matters herein compromised and settled. Each Loan Party hereby further agrees that it will not sue any Released Party on the basis of any Released Claim released, remised and discharged by the Loan Parties pursuant to this Section 9. In entering into this Agreement, each Loan Party consulted with, and has been represented by, legal counsel and expressly disclaim any reliance on any representations, acts or omissions by any of the Released Parties and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth herein do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity hereof. The provisions of this Section 9 shall survive the termination of this Agreement, the Credit Agreement and the other Loan Documents and payment in full of the Secured Obligations.

Section 10.    Counterparts. This Agreement may be signed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which, taken together, constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or by e-mail “PDF” copy shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 11.    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 12.    Invalidity. In the event that any one or more of the provisions contained in this Agreement shall be held invalid, illegal or unenforceable in any respect under any applicable Legal Requirement, the validity, legality, and enforceability of the remaining provisions contained herein or therein shall not be affected or impaired thereby.

Section 13.    Governing Law. This Agreement and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement or any other Loan Document (except, as to any other Loan Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York), without reference to any other conflicts or choice of law principles thereof.

Section 14.    Entire Agreement. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[SIGNATURES BEGIN ON NEXT PAGE]

5

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWER:

PENN VIRGINIA HOLDING CORP.

By:	/s/ Steven A. Hartman

Name:	Steven A. Hartman
Title:	Senior Vice President, Chief Financial Officer and Treasurer

HOLDINGS:

PENN VIRGINIA CORPORATION

By:	/s/ Steven A. Hartman

Name:	Steven A. Hartman
Title:	Senior Vice President, Chief Financial Officer and Treasurer

GUARANTORS:

PENN VIRGINIA OIL & GAS CORPORATION
PENN VIRGINIA OIL & GAS GP LLC
PENN VIRGINIA OIL & GAS LP LLC
PENN VIRGINIA MC CORPORATION
PENN VIRGINIA MC ENERGY L.L.C.
PENN VIRGINIA MC GATHERING COMPANY L.L.C.
PENN VIRGINIA MC OPERATING COMPANY L.L.C.
PENN VIRGINIA RESOURCE HOLDINGS CORP.

Each By:	/s/ Steven A. Hartman

Name:	Steven A. Hartman
Title:	Senior Vice President, Chief Financial Officer and Treasurer

PENN VIRGINIA OIL & GAS, L.P.

By:	Penn Virginia Oil & Gas GP LLC, its general partner

By:	/s/ Steven A. Hartman

Name:	Steven A. Hartman
Title:	Senior Vice President, Chief Financial Officer and Treasurer

Signature Page to Amendment No. 1 to Credit Agreement

(Penn Virginia Holding Corp.)

ADMINISTRATIVE AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Lender, and a Lender

By:	/s/ Bryan McDavid

Name:	Bryan McDavid
Title:	Director

Signature Page to Amendment No. 1 to Credit Agreement

(Penn Virginia Holding Corp.)

LENDER:

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Kristan Spivey

Name:	Kristan Spivey
Title:	Authorized Signatory

Signature Page to Amendment No. 1 to Credit Agreement

(Penn Virginia Holding Corp.)

LENDER:

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Edna Aguilar Mitchell

Name:	Edna Aguilar Mitchell
Title:	Director

Signature Page to Amendment No. 1 to Credit Agreement

(Penn Virginia Holding Corp.)

LENDER:

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Alan Dawson

Name:	Alan Dawson
Title:	Director

Signature Page to Amendment No. 1 to Credit Agreement

(Penn Virginia Holding Corp.)

LENDER:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:

Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

(Penn Virginia Holding Corp.)

LENDER:

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Greg Krablin

Name:	Greg Krablin
Title:	Vice President

Signature Page to Amendment No. 1 to Credit Agreement

(Penn Virginia Holding Corp.)

LENDER:

BARCLAYS BANK PLC, as a Lender

By:	/s/ Graeme Palmer

Name:	Graeme Palmer
Title:	Assistant Vice President

Signature Page to Amendment No. 1 to Credit Agreement

(Penn Virginia Holding Corp.)

LENDER:

COMERICA BANK, as a Lender

By:	/s/ Barry Carroll

Name:	Barry Carroll
Title:	Vice President

Signature Page to Amendment No. 1 to Credit Agreement

(Penn Virginia Holding Corp.)

LENDER:

SOCIÉTÉ GÉNÉRALE, as a Lender

By:	/s/ Diego Medina

Name:	Diego Medina
Title:	Director

Signature Page to Amendment No. 1 to Credit Agreement

(Penn Virginia Holding Corp.)

LENDER:

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Kristin N. Oswald

Name:	Kristin N. Oswald
Title:	Vice President

Signature Page to Amendment No. 1 to Credit Agreement

(Penn Virginia Holding Corp.)

LENDER:

SUNTRUST BANK, as a Lender

By:	/s/ William S. Krueger

Name:	William S. Krueger
Title:	First Vice President

Signature Page to Amendment No. 1 to Credit Agreement

(Penn Virginia Holding Corp.)

LENDER:

SANTANDER BANK, N.A., as a Lender

By:

Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

(Penn Virginia Holding Corp.)